2021 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Presented by: William C. Marsh – Chairman, President and Chief Executive Officer
Emlenton, Pennsylvania • April 21, 2021

Annual Meeting of Shareholders

Agenda & Contents

Questions may be submitted via the webinar or email to: lbartley@farmersnb.com

Our Board of Directors



William C. Marsh
Chairman of the Board
President and Chief Executive Officer
Emclaire Financial Corp
Farmers National Bank



Milissa S. Bauer
Executive Vice President
Kriebel Companies



David L. Cox
Retired President
Emclaire Financial Corp
Farmers National Bank



James M. Crooks
President and Owner
F.L. Crooks Clothing Co., Inc.



Henry H. Deible
Retired President
Community First Bancorp, Inc.
Community First Bank



Henry H. Deible II
President and Owner
Forestland Investments, LLC



Robert W. Freeman
General Partner
Beaconfield Consulting Group, LLC



Mark A. Freemer, CPA
Chief Financial Officer
Varischetti Holdings, LP



Steven J. Hunter
Managing Director
TM Capital Corp.



John B. Mason
Retired President
H.B. Beels & Sons, Inc.



Deanna K. McCarrier, CPA
Owner
McCarrier, CPAs



Nicholas D. Varischetti
Attorney
Burns White

OUR EXECUTIVE MANAGEMENT TEAM



William C. Marsh
Chairman of the Board
President and Chief Executive Officer



Amanda L. Engles
Senior Vice President
Chief Financial Officer



Eric J. Gantz
Senior Vice President
Chief Credit Officer



Aubery L. Guzzo
Senior Vice President
Chief Retail Banking Officer



Jerome F. Millin
Senior Vice President
Chief Technology Officer



Jennifer A. Poulsen
Senior Vice President
Chief Operating Officer



Robert A. Vernick
Senior Vice President
Chief Lending Officer

LEGAL

This presentation contains certain forward-looking statements and information relating to the Company that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

Quick Recap

2020

- Emerging pandemic
- Margin compression
- Decreasing market interest rates – flat yield curve
- Loan and deposit growth
- Sound credit quality going into pandemic
- Extra allowance for loan losses
- Increasing unemployment
- Volatile stock market
- Period of regulatory relief

2021

- Recovery from pandemic
- Continued margin compression
- Continued low market interest rates –curve starting to steepen
- Continued balance sheet growth
- Continued sound credit quality – enhanced monitoring
- Normalizing allowance levels
- Improving unemployment
- Stable stock market
- Uncertain regulatory environment

Coronavirus (COVID-19) Impact

Bank Operations:

- Real-life business continuity and pandemic testing
- No furloughs or reduction of full-time staff
- Operational Considerations
  - Social distancing and enhanced safety measures
  - Branches – limited lobby hours or drive-thru and appointment only
  - Operations and administration – work from home, alternative locations and workspace distancing
  - Accelerated online deposit account opening
  - Certain ATMs accepting deposits
- Lending Considerations
  - Loan payment deferrals/loan forbearance
  - Paycheck Protection Program (PPP)
  - Enhanced monitoring for signs of credit deterioration in portfolios
  - Additional provision for loan losses

CORONAVIRUS (COVID-19) IMPACT

Paycheck Protection Program (PPP):

- First Round – 2020
  - 688 loans closed for $54.9 million
  - Expected SBA fee income ~ $1.7 million, net of tax ($1.0 million in 2020; $628,000 in 2021 - $487,000 in 1Q 2021)
  - Forgiveness received on 604 loans for $45.0 million
  - $9.8 million outstanding at March 31, 2021

- Second Round – 2021
  - 274 loans closed for $22.8 million
  - Expected SBA fee income ~ $1.0 million, net of tax
  - Expected forgiveness in 3Q/4Q 2021
  - Application deadline is May 31, 2021

Coronavirus (COVID-19) Impact

Loan Deferment/Forbearance:

$ in thousands	Deferrals @ 7/24/20			Deferrals @ 12/31/20			Deferrals @ 3/31/21		
	# loans	$ bal	% port	# loans	$ bal	% port	# loans	$ bal	% port
Residential Mortgages	108	$ 23,148	7.5%	5	$ 1,854	0.6%	4	$ 2,813	0.9%
Home Equity	76	4,097	4.5%	6	947	1.1%	1	235	0.3%
Commercial Real Estate	161	74,441	28.4%	13	26,418	9.2%	16	27,085	9.5%
Commercial Business	57	9,714	14.7%	7	3,814	6.5%	7	3,715	7.1%
Consumer	17	239	0.8%	-	-	0.0%	1	5	0.0%
Total Deferred Loans	**419**	**$ 111,639**	**14.7%**	**31**	**$ 33,033**	**4.2%**	**29**	**$ 33,853**	**4.4%**

- Payment deferment for up to 12 months
- Deferrals at peak (July 2020)- 419 loans totaling $111.6 million
- Current deferrals – 29 loans totaling $33.9 million; 4.4% of the Bank's loan portfolio excluding PPP loans
- Hotels – total portfolio of $34.6 million; $30.1 million on deferral and identified as classified/criticized (8 relationships)

Coronavirus (COVID-19) Impact

Long-term Impact:

- Uncertainty around timing and pace of recovery (health and economic)
- The longer the recovery obviously the bigger the impact on the Company and its balance sheet / operating results / strategies
- Continued monitoring of capital levels, expenditures and dividends
- Strong asset quality going into this unexpected crisis
- Profitability given further net interest margin pressure and possible resultant changes in credit quality
- Assess strategies accordingly

Economic Update

- Interest rates
  - Target fed funds rate at 0.00%-0.25% after emergency rate cuts in March 2020
  - 10-year Treasury yield hit record low of 0.32% on March 8, 2020; rebounded to 1.74% as of March 31, 2021
- Stock market volatility
  - Dow down 23% for Q1-20; ended 2020 up 7.3% at record high of 30,606.48; gained 9.2% in Q1-21 to end March 31 at 33,430.24
  - S&P 500 down 20% for Q1-20; ended 2020 up 16.3% at record high of 3,756.07; gained 8.5% in Q1-21 to end March 31 at 4,073.94
- Unemployment
  - National unemployment was 3.8% in February 2020 (pre-pandemic), rose to a peak of 14.8% in April 2020 and declined to 6.0% by March 2021
  - Peaked at the overall highest rate since data started being collected in 1948

··· Strategic Overview ···

Three-pronged approach:

Acquisitions	2018 – Community First Bancorp, Inc. 2017 – Northern Hancock Bank & Trust Co. 2016 – United American Savings Bank
Denovo Offices	2016 – Aspinwall 2014 – Cranberry Township 2013 – St Marys
Organic Growth	5% average annual growth excluding acquisitions (2016 – 2020)

Establish strong balance sheet with basis for long-term, high-performing returns and net income.

- Bank net interest margin consistently trending downward
- Since 1984, there have been only two years which net interest margin fell below 3.00%
  - 2015 – 2.99%
  - 2020 – 2.92% (through 3Q-20)
- Average net interest margin since 1984 has been 3.75%



Net Interest Margin (%) for all U.S. Banks
5.00
4.50
4.00
3.50
3.00
2.50
2.00
3.88%
2.99%
2.92%
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020



The Decades of the 1980's through 2010's: Bank Mergers and Charters
(Source: Federal Reserve; FDIC; S. Rhoades; Analytics by BankingStrategist.com)
Bank Mergers (LS)
Bank Charters (RS)
18,165
1980's
Bank Mergers 4,353
Bank Charters ▼ (3,277)
1990's
Bank Mergers 6,020
Bank Charters ▼ (5,332)
2000's
Bank Mergers 3,319
Bank Charters ▼ (2,159)
2010's
Bank Mergers 2,376
Bank Charters ▼ (2,835)
5,001

- Long-term pressure on community bank fundamentals has led to a multi-year consolidation of the industry
- Additional headwinds from increased capital requirements and increased technology costs have come into focus over the past several years driving a multi-year boom in M&A
- Trend is expected to continue given post-pandemic economic recovery and probable increased regulation under Biden administration

CONSISTENT GROWTH

122% Asset Growth – 12/31/2010 to 3/31/2021



$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
Total Assets & Deposits (In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
Loans, net (in Millions)
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
3/31/2021

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	3/31/2021
Total Assets	$482	$492	$509	$526	$582	$601	$692	$750	$899	$915	$1,032	$1,068
Deposits	410	416	432	432	502	490	585	655	762	787	894	926
Loans, net	306	313	334	352	380	430	516	578	709	695	800	786

Emclaire Financial Corp

OUR FRANCHISE


Crawford
Mercer
Venango
Clarion
Elk
Jefferson
Clearfield
Butler
Allegheny
Corporate Headquarters and Main Banking Office
Banking Office

Pennsylvania:

- Aspinwall
- Brookville
- Butler
- Clarion
- Cranberry Township
- DuBois
- East Brady
- Eau Claire
- Emlenton
- Grove City
- Knox
- Pittsburgh
- Punxsutawney
- Reynoldsville
- Ridgway
- Seneca
- St. Marys
- Sykesville
- Titusville

··· Financial Performance ···

FINANCIAL PERFORMANCE

AS REPORTED (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	As of the year ended December 31,				
Balance Sheet:	**2020**	**2019**	**2018**	**2017**	**2016**
Total assets	$1,032,323	$ 915,296	$ 898,875	$ 750,084	$ 692,135
Loans receivable, net	800,338	695,348	708,664	577,738	515,435
Deposits	893,627	787,124	761,546	654,643	584,940
Borrowed funds	32,050	28,550	45,350	26,000	44,000
Stockholders' equity	91,480	85,858	80,008	59,091	54,073
Stockholders' equity per common share	$32.07	$30.14	$28.09	$26.02	$25.12
Tangible stockholders' equity per common share	$24.52	$22.50	$20.35	$21.28	$20.08
Market value per common share	$30.63	$32.53	$30.34	$30.35	$29.25
Price to tangible book	124.9%	144.6%	149.1%	142.6%	145.7%
Common shares outstanding	2,721,212	2,708,712	2,698,712	2,271,139	2,152,358

Since December 31, 2016

- 49% asset growth
- 55% loan growth
- 69% increase in equity

FINANCIAL PERFORMANCE

AS REPORTED (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

Income Statement:	*For the year ended December 31,* 2020	2019	2018	2017	2016
Net interest income	$ 29,085	$ 28,062	$ 25,576	$ 21,907	$ 19,480
Noninterest income	4,363	4,391	4,208	5,022	3,655
Net income	6,748	7,954	4,211	4,277	3,986
Diluted earnings per common share	$2.41	$2.86	$1.72	$1.93	$1.85
Cash dividends per common share	$1.20	$1.16	$1.12	$1.08	$1.04
Return on average assets	0.68%	0.88%	0.53%	0.59%	0.60%
Return on average equity	7.61%	9.50%	6.56%	7.52%	7.32%
Return on average common equity	7.76%	9.77%	6.52%	7.52%	7.32%
Dividend payout ratio	49.55%	40.29%	64.62%	55.49%	56.00%
Net interest margin	3.16%	3.35%	3.47%	3.29%	3.23%
Non-performing assets to total assets	0.43%	0.34%	0.42%	0.56%	0.52%
Efficiency ratio	66.32%	67.39%	77.99%	71.49%	72.78%

- Strong growth in net interest income despite margin pressure (49% growth)
- ROAA and ROAE were adversely impacted by:
  - 2016 – Merger costs and costs related to the opening of the Aspinwall office
  - 2017 - $827,000 tax provision related to the Tax Cuts and Jobs Act of 2017
  - 2018 – Merger costs
  - 2020 – Additional provision for loan losses resulting from COVID-19 partially offset by PPP-related income

FINANCIAL PERFORMANCE 2020 VS. 2019

For the years ended December 31,

In $000's, except per share data	2020	2019	% Change
Net interest income	**29,085**	**28,062**	**3.6%**
Provision for loan losses	3,247	715	**354.1%**
Noninterest income	4,363	4,391	**-0.6%**
Noninterest expense	22,018	22,122	**-0.5%**
Net income before taxes	8,183	9,616	**-14.9%**
Provision for taxes	1,435	1,662	**-13.7%**
Net income	6,748	7,954	**-15.2%**
Preferred stock dividends	186	182	**2.2%**
Net income available to shareholders	6,562	7,772	**-15.6%**
Earnings per common share, fully diluted	$2.41	$2.86	**-15.7%**
Return on average assets	0.68%	0.88%	
Return on average common equity	7.76%	9.77%	
Dividend payout ratio	49.55%	40.29%	
Yield on earning assets	4.03%	4.31%	
Cost of funds	0.91%	1.00%	
Net interest margin, fully taxable equivalent	3.16%	3.35%	
Efficiency ratio	66.32%	67.39%	

+ Net interest income growth:
  + $90.2 million increase in average loans outstanding
  + $1.6 million of interest and fees earned on PPP loans ($1.3 million, net of tax)
  - 34 bp decrease in yield on loans
  - $48.6 million increase in interest-bearing deposits
  + 9 bp decrease in cost of funds
- Provision for loan losses – increase related to growth in residential and commercial mortgages and consumer loans and COVID-19 factors

FINANCIAL PERFORMANCE

NET INTEREST INCOME



Net Interest Income ($thousands)
$20,075
$22,444
$25,780
$28,253
$29,276
2016
2017
2018
2019
2020
Net Interest Income



Yields/Cost Trends ($thousands)
3.86%
3.95%
4.19%
4.31%
4.03%
3.23%
3.29%
3.47%
3.35%
3.16%
0.65%
0.68%
0.75%
1.00%
0.91%
2016
2017
2018
2019
2020
Yield on Earning Assets
Net Interest Margin (TE)
Cost of Funds

- Net interest margin decreased 19 basis points from 3.35% for 2019 to 3.16% for 2020
- A 28 basis point decrease in the yield on interest-earning assets was partially offset by a 9 basis point decrease in the cost of funds
- Combating margin compression
  - Growth/scale
  - Effective deployment of cash
  - Strict pricing of loans and deposits
  - Other revenue sources
  - Expense control/efficiency

FINANCIAL PERFORMANCE Q1-2021 BALANCE SHEET

($'s in thousands, except share data)	March 31, 2021	December 31, 2020	December 31, 2019
Assets:	*Unaudited*	*Audited*	*Audited*
• Cash	$ 63,634	$ 43,157	$ 24,684
• Investments	141,884	113,056	120,126
• Loans receivable, net	785,503	800,338	695,348
• Other (intangible assets of $20,504, $20,543 and $20,707)	76,690	75,772	75,138
Total Assets	**$ 1,067,711**	**$ 1,032,323**	**$ 915,296**
Liabilities:			
• Deposits	$ 926,227	$ 893,627	$ 787,124
• Borrowed funds	32,050	32,050	28,550
• Other	18,564	15,166	13,764
Total Liabilities	976,841	940,843	829,428
Stockholders' Equity	**90,870**	**91,480**	**85,858**
Total Liabilities and Equity	**$ 1,067,711**	**$ 1,032,323**	**$ 915,296**
Tangible book value per common share	$24.31	$24.52	$22.50

FINANCIAL PERFORMANCE


Loan Portfolio Composition ($thousands)
Consumer
$40,035
Commercial Real Estate
$285,625
Home Equity
$87,088
Commercial Business
$58,759
Residential Mortgages
$308,031
PPP
$30,380


Loan Portfolio Trends ($thousands)
$520,980
$6,672
$57,788
$91,359
$166,994
$198,167
$583,361
$9,589
$58,941
$99,940
$193,068
$221,823
$715,172
$11,272
$66,009
$103,752
$238,734
$295,405
$701,904
$14,639
$66,603
$97,541
$229,951
$293,170
$809,918
$40,035
$89,139
$87,088
$285,625
$308,031
2016
2017
2018
2019
2020
Res Mtg
CRE
Home Equity
C&I
Consumer


Average Loans
$485,146
$554,865
$621,469
$700,343
$790,536
4.36%
4.34%
4.53%
4.66%
4.30%
4.32%
2016
2017
2018
2019
2020
Average Loans
Yield on Loans
Yield on Loans (excl. PPP)

- Balanced mix of commercial and consumer loans
- Purchased indirect auto and commercial real estate loans a source of growth
- Loans increased $108.0 million in 2020
  - Driven by residential and commercial real estate and consumer lending
  - PPP loans of $30.4 million at 12/31/20
- The yield on loans decreased 34 basis points from 4.66% for 2019 to 4.32% for 2020

Emclaire Financial Corp

FINANCIAL PERFORMANCE


Deposit Composition ($thousands)
Money Markets $201,074
Savings $100,851
Time Deposits $187,947
Interest Bearing DDA $210,003
Noninterest Bearing DDA $193,752


Deposit Trends ($thousands)
$584,940
$654,643
$761,546
$787,124
$893,627
$156,958
$69,966
$115,232
$119,067
$123,717
$170,687
$74,981
$149,327
$133,385
$126,263
$221,599
$86,026
$153,789
$151,239
$148,893
$217,767
$81,747
$164,236
$174,531
$148,843
$187,947
$100,851
$201,074
$210,003
$193,752
2016
2017
2018
2019
2020
NIB DDA
IB DDA
MMA
Savings
Time


Deposit Costs (%)
1.42%
1.33%
1.54%
2.00%
2.14%
0.65%
0.68%
0.75%
1.00%
0.91%
0.50%
0.65%
0.80%
1.01%
0.67%
0.21%
0.32%
0.50%
0.65%
0.61%
2016
2017
2018
2019
2020
Cost of Funds
Total Deposits
Time Deposits
Interest Bearing Deposits

- Deposits have grown steadily since 2016 through M&A and organic production
- Average deposits grew $74.2 million in 2020
- 2020 stimulus payments of nearly $14 million
- Noninterest bearing deposits comprise 22% of total deposits
- The cost of total deposits decreased 34 basis points from 1.01% for 2019 to 0.67% for 2020

FINANCIAL PERFORMANCE

ASSET QUALITY

Asset Quality Metrics In $000's	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
	As of					
Total delinquency (> 30 days)	**$6,352**	**$10,643**	**$14,642**	**$8,071**	**$5,841**	**$3,183**
Nonperforming assets:						
Total nonperforming loans	$4,102	$2,907	$3,028	$3,693	$3,322	$3,069
Repossessed assets & OREO	344	249	714	492	291	160
Total nonperforming assets	**$4,446**	**$3,156**	**$3,742**	**$4,185**	**$3,613**	**$3,229**
Nonperforming assets / assets	0.43%	0.34%	0.42%	0.56%	0.52%	0.54%
Criticized and classified assets	**$44,411**	**$17,037**	**$22,870**	**$14,822**	**$12,826**	**$7,964**
Allowance for loan losses	$9,580	$6,556	$6,508	$6,127	$5,545	$5,205
Allowance / loans	1.18%	0.93%	0.91%	1.05%	1.06%	1.20%
Allowance / nonperforming loans	233.54%	225.52%	214.93%	165.93%	166.92%	169.60%
Charge-offs:						
Net Charge-offs / average loans	0.03%	0.09%	0.14%	0.06%	0.06%	0.10%

- Of $4.1 million in remaining nonperforming loans, the largest three relationships represent 32% ($1.3 million).
- Of 7,640 loans outstanding at 12/31/2020, 65 (0.85%) were nonperforming.
- Acquired problem loans – 15 loans totaling $1.5 million.
- Criticized and classified assets at 12/31/2020 includes $30.1 million in hotel loans.

FINANCIAL PERFORMANCE


Nonperforming Assets/Total Assets (%)
0.52%
0.56%
0.42%
0.34%
0.43%
2016
2017
2018
2019
2020


Nonperforming Loans/Loans (%)
0.64%
0.63%
0.42%
0.41%
0.51%
2016
2017
2018
2019
2020


Reserves/Nonperforming Loans (%)
166.92%
165.91%
214.93%
225.52%
233.54%
2016
2017
2018
2019
2020


Net Charge-Offs/Average Loans (%)
0.06%
0.06%
0.14%
0.09%
0.03%
2016
2017
2018
2019
2020

FINANCIAL PERFORMANCE Q1-2021 vs. Q1-2020

In $000's, except per share data (unaudited)	*For the 3 months ended March 31,* 2021	2020	% Change
Net interest income	**$7,652**	**$6,690**	**14.4%**
Provision for loan losses	275	792	**-65.3%**
Noninterest income	1,052	1,025	**2.6%**
Noninterest expense	5,814	5,490	**5.9%**
Net income before taxes	2,615	1,433	**82.5%**
Provision for taxes	441	243	**81.5%**
Net income	**$2,174**	**$1,190**	**82.7%**
Earnings per common share, fully diluted	$0.80	$0.44	**81.8%**
Return on average assets	0.86%	0.52%	
Return on average common equity	10.09%	5.75%	
Yield on earning assets	3.85%	4.18%	
Cost of funds	0.64%	1.08%	
Net interest margin, fully taxable equivalent	3.24%	3.15%	
Efficiency ratio	66.13%	70.93%	

+ Net interest income growth:
  + $80.2 million increase in average loans outstanding
  + $713,000 of interest and fees earned on PPP loans during Q1-21 ($563,000, net of tax)
  - 26 bp decrease in yield on loans
  - $61.0 million increase in interest-bearing deposits
  + 44 bp decrease in cost of funds
+ Provision for loan losses – Q1-20 provision was driven by $40.0 million loan growth in Q1-20 and economic concerns amid COVID-19

. . . Stock Performance . . .

STOCK PERFORMANCE


Price Change (%)
80
60
40
20
0
-20
Mar '20
Apr '20
May '20
Jun '20
Jul '20
Aug '20
Sep '20
Oct '20
Nov '20
Dec '20
Jan '21
Feb '21
Mar '21
S&P 500 Bank
NASDAQ Bank
EMCF-US

Last 12 months (LTM):

- $23.47 (3/31/2020) to $28.99 (3/31/2021)
- Dividends earned during the period = $1.20

> ✓ **Total return = 28.6%**
> ✓ **Stock price appreciation (LTM) = 23.5%**

5 Year:

- $25.00 (3/31/2016) to $28.99 (3/31/2021)
- Dividends earned during the period = $5.64

> ✓ **Total return = 38.5%**
> ✓ **Stock price appreciation = 16.0%**

… Looking Ahead …

Looking Ahead

- Managing Through the Pandemic
- Net Interest Margin Management
- Industry Consolidation
- Operational Initiatives
- Management Succession
- Continued Need for Scale

Strategic Elements for Success

Capital
Monitor • Protect • Achieve

Franchise
Seek • Promote • Expand

Systems and Technology
Accessible • Innovative • Secure

Risk Management
Quantify • Assess • Mitigate

People
Motivate • Develop • Retain

We have the resources to execute our strategies and provide value to our shareholders as a community bank headquartered in Emlenton, Pennsylvania.

Q&A Session

Questions and Answers



Special Thank You



We wish to express our sincere gratitude and appreciation to Robert L. Hunter who retired from our Board of Directors on December 31, 2020. Bob was a constant source of guidance, integrity and counsel during his 46 years of service.

2021 Annual Meeting of Shareholders

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Presented by: William C. Marsh Chairman, President and Chief Executive Officer

Emlenton, Pennsylvania • April 21, 2021

Closing and Thank You


FARMERS NATIONAL BANK

Thank you for your continued confidence and support!